                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)          March 16, 2005
                                                     ------------------------

                  CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        000-50249                                         52-2298116
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

   50 Rockefeller Plaza, New York, NY                                  10020
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)

                                  212-492-1100
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On March 16, 2005, the registrant's Board of Directors unanimously approved the implementation of its succession plan. Effective March 17, 2005, Mr. Wm. Polk Carey stepped down as the Co-Chief Executive Officer of the registrant. Mr. Carey remains Chairman of the Board. Effective March 17, 2005, Mr. Gordon F. DuGan was appointed Chief Executive Officer of the registrant.

Gordon F. DuGan, age 38, also serves as a director and Vice Chairman of the registrant and had served as Co-Chief Executive Officer of the registrant since 2002. Mr. DuGan joined W. P. Carey & Co. LLC (together with its predecessors, "W. P. Carey") as Assistant to the Chairman in 1988 and in 1995 was elevated to Senior Vice President in the Acquisitions Department. From October 1995 until February 1997 he was chief financial officer of a Colorado-based wireless communications equipment manufacturer. Mr. DuGan rejoined W. P. Carey as Deputy Head of Acquisitions in February 1997, and was elected to Executive Vice President and Managing Director in June 1997, and was elevated to President in 1999 and elevated to Co-CEO in 2002. Mr. DuGan serves as a director, President and CEO of W. P. Carey & Co. LLC and as a director, Vice Chairman and CEO of Corporate Property Association 12 Incorporated, Corporate Property Associates 14 Incorporated and Corporate Property Associates 16 - Global Incorporated. He serves as Trustee of the W. P. Carey Foundation. He also serves on the Board of the National Association of Real Estate Investment Trusts (NAREIT), the New York Pops and the Hewitt School and is a member of the Young Presidents Organization. Mr. DuGan received his B.S. in Economics from the Wharton School at the University of Pennsylvania.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CORPORATE PROPERTY ASSOCIATES 15
                                        INCORPORATED


                                        By: /s/ John J. Park
                                            ------------------------------------
                                            John J. Park, Chief Financial
                                            Officer


Date: March 22, 2005